COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	114.4%
APARTMENT	11.3%
Apartment Income REIT Corp.(a)(b)		508,083	$15,598,148
Camden Property Trust(a)(b)		354,614	33,539,392
Mid-America Apartment Communities, Inc.(a)(b)		523,425	67,338,627
UDR, Inc.(a)(b)		1,428,942	50,970,361

			167,446,528

DATA CENTERS	12.2%
Digital Realty Trust, Inc.(a)(b)		824,565	99,788,856
Equinix, Inc.(a)(b)		110,523	80,268,434

			180,057,290

DIVERSIFIED	1.7%
WP Carey, Inc.		475,080	25,692,326

FREE STANDING	9.2%
NETSTREIT Corp.		1,103,359	17,190,333
Realty Income Corp.(a)(b)		1,876,733	93,724,046
Spirit Realty Capital, Inc.(a)(b)		754,983	25,314,580

			136,228,959

GAMING	1.5%
VICI Properties, Inc., Class A(a)(b)		788,383	22,941,945

HEALTH CARE	13.3%
Healthcare Realty Trust, Inc., Class A(a)(b)		3,345,258	51,082,090
Medical Properties Trust, Inc.		1,237,356	6,743,590
Welltower, Inc.(a)(c)		1,691,835	138,595,123

			196,420,803

HOTEL	1.8%
Host Hotels & Resorts, Inc.(a)(b)		1,640,958	26,370,195

INDUSTRIALS	14.6%
Americold Realty Trust, Inc.(a)(b)		1,664,605	50,620,638
BG LLH, LLC (Lineage Logistics)(d)(e)		142,519	14,343,112
Prologis, Inc.(a)		1,338,906	150,238,643

			215,202,393

INFRASTRUCTURE	17.8%
American Tower Corp.(a)		1,155,761	190,064,897
Crown Castle, Inc.(a)(b)		791,841	72,873,127

			262,938,024

		Shares	Value
MANUFACTURED HOME	4.4%
Sun Communities, Inc.(a)(c)		543,992	$64,376,013

OFFICE	0.7%
Highwoods Properties, Inc.		510,337	10,518,046

REGIONAL MALL	7.2%
Simon Property Group, Inc.(a)(b)		981,578	106,039,871

SELF STORAGE	4.6%
Extra Space Storage, Inc.(a)		408,285	49,639,290
Public Storage		72,238	19,036,158

			68,675,448

SHOPPING CENTERS	2.8%
Kimco Realty Corp.(a)(b)		2,359,566	41,504,766

SINGLE FAMILY HOMES	8.1%
American Homes 4 Rent, Class A(a)(b)		386,765	13,030,113
Invitation Homes, Inc.(a)(b)		3,354,182	106,294,028

			119,324,141

SPECIALTY	2.6%
Iron Mountain, Inc.(a)		507,364	30,162,790
Lamar Advertising Co., Class A(a)(b)		91,271	7,618,390

			37,781,180

TIMBER	0.6%
Weyerhaeuser Co.(a)(b)		307,815	9,437,608

TOTAL COMMON STOCK (Identified cost—$1,515,191,777)			1,690,955,536

PREFERRED SECURITIES—EXCHANGE-TRADED	12.6%
APARTMENT	0.2%
Centerspace, 6.625%, Series C(f)		98,959	2,417,074

BANKING	1.5%
Bank of America Corp., 5.375%, Series KK(f)		100,000	2,139,000
Bank of America Corp., 6.00%, Series GG(f)		224,608	5,406,315
JPMorgan Chase & Co., 4.625%, Series LL(f)		124,812	2,442,571
JPMorgan Chase & Co., 4.75%, Series GG(f)		172,000	3,524,280
JPMorgan Chase & Co., 5.75%, Series DD(f)		75,000	1,785,750
Wells Fargo & Co., 4.25%, Series DD(a)(f)		69,325	1,157,034
Wells Fargo & Co., 4.70%, Series AA(a)(f)		88,000	1,630,640
Wells Fargo & Co., 4.75%, Series Z(a)(f)		208,044	3,865,457

			21,951,047

		Shares	Value
DATA CENTERS	0.4%
Digital Realty Trust, Inc., 5.20%, Series L(f)		110,691	$2,241,493
Digital Realty Trust, Inc., 5.85%, Series K(f)		161,925	3,641,693

			5,883,186

DIVERSIFIED	1.7%
Armada Hoffler Properties, Inc., 6.75%, Series A(a)(f)		378,000	7,975,800
DigitalBridge Group, Inc., 7.125%, Series J(f)		404,788	8,743,421
DigitalBridge Group, Inc., 7.15%, Series I(f)		404,770	8,621,601

			25,340,822

FINANCE	0.1%
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		50,000	860,500

FREE STANDING	0.8%
Agree Realty Corp., 4.25%, Series A(f)		150,455	2,518,617
Spirit Realty Capital, Inc., 6.00%, Series A(a)(f)		445,071	9,373,195

			11,891,812

HOTEL	1.3%
Pebblebrook Hotel Trust, 5.70%, Series H(f)		160,000	2,947,200
Pebblebrook Hotel Trust, 6.375%, Series G(f)		168,800	3,323,672
RLJ Lodging Trust, 1.95%, Series A(f)		151,894	3,653,051
Summit Hotel Properties, Inc., 5.875%, Series F(f)		122,693	2,261,232
Summit Hotel Properties, Inc., 6.25%, Series E(a)(f)		226,000	4,431,860
Sunstone Hotel Investors, Inc., 6.125%, Series H(f)		114,000	2,423,640

			19,040,655

INDUSTRIALS	0.3%
LXP Industrial Trust, 6.50%, Series C ($50 Par Value)(a)(f)		92,192	4,155,093
Rexford Industrial Realty, Inc., 5.625%, Series C(f)		30,000	607,500

			4,762,593

INSURANCE	0.2%
Allstate Corp./The, 7.375%, Series J(f)		81,248	2,140,072

MANUFACTURED HOME	0.2%
UMH Properties, Inc., 6.375%, Series D(f)		115,000	2,417,300

OFFICE	0.4%
City Office REIT, Inc., 6.625%, Series A(f)		61,000	910,730
Hudson Pacific Properties, Inc., 4.75%, Series C(f)		266,200	3,311,528
Vornado Realty Trust, 5.25%, Series N(a)(f)		158,108	2,305,215

			6,527,473

		Shares	Value
PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(f)(g)		147,000	$3,591,210

REGIONAL MALL	0.3%
Brookfield Property Partners LP, 5.75%, Series A(f)		154,000	1,961,960
Brookfield Property Partners LP, 6.375%, Series A2(f)		126,056	1,701,756
Brookfield Property Preferred LP, 6.25%, due 7/26/81		50,251	698,489

			4,362,205

SELF STORAGE	1.2%
National Storage Affiliates Trust, 6.00%, Series A(f)		192,080	4,312,196
Public Storage, 4.00%, Series P(f)		230,138	3,992,894
Public Storage, 4.10%, Series S(f)		50,000	849,000
Public Storage, 4.625%, Series L(f)		450,000	8,865,000
Public Storage, 4.75%, Series K(f)		18,000	355,140

			18,374,230

SHOPPING CENTER	1.5%
Kimco Realty Corp., 5.125%, Series L(f)		24,619	521,184
Kimco Realty Corp., 5.25%, Class M(f)		181,358	3,911,892
Regency Centers Corp., 5.875%, Series B(d)(f)		199,900	4,775,611
Regency Centers Corp., 6.25%, Series A(d)(f)		157,556	3,860,122
Saul Centers, Inc., 6.00%, Series E(f)		111,000	2,342,100
Saul Centers, Inc., 6.125%, Series D(f)		101,300	2,127,300
SITE Centers Corp., 6.375%, Class A(a)(f)		200,000	4,556,000

			22,094,209

SINGLE FAMILY HOMES	0.5%
American Homes 4 Rent, 5.875%, Series G(f)		103,420	2,249,385
American Homes 4 Rent, 6.25%, Series H(a)(f)		228,349	5,140,136

			7,389,521

SPECIALTY	0.4%
EPR Properties, 5.75%, Series G(f)		132,002	2,451,277
EPR Properties, 9.00%, Series E (Convertible)(f)		57,085	1,462,518
Green Brick Partners, Inc., 5.75%, Series A(f)		72,172	1,354,668

			5,268,463

		Shares	Value
TELECOMMUNICATION SERVICES	0.8%
AT&T, Inc., 4.75%, Series C(a)(f)		210,000	$4,027,800
AT&T, Inc., 5.00%, Series A(f)		124,144	2,510,192
AT&T, Inc., Senior Debt, 5.625%, due 8/1/67(a)(b)		145,567	3,359,687
United States Cellular Corp., Senior Debt, 5.50%, due 6/1/70		135,504	2,210,070

			12,107,749

UTILITIES	0.6%
CMS Energy Corp., 5.875%, due 3/1/79		166,310	3,831,783
DTE Energy Co., 5.25%, due 12/1/77, Series E		114,351	2,550,027
Sempra, 5.75%, due 7/1/79		89,854	2,047,773
Southern Co./The, 4.95%, due 1/30/80, Series 2020		39,187	824,886

			9,254,469

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$215,436,936)			185,674,590

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	14.1%
BANKING	9.0%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a)(f)(g)(h)		$4,000,000	3,756,189
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(b)(f)(g)		4,000,000	3,926,942
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(b)(f)(g)		6,000,000	5,917,998
Bank of America Corp., 6.30% to 3/10/26, Series DD(f)(g)		2,000,000	1,972,179
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(a)(b)(f)(g)		3,877,000	3,154,302
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(g)		1,000,000	999,821
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a)(f)(g)(h)		2,200,000	2,168,607
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(f)(g)(h)		3,000,000	2,699,825
BNP Paribas SA, 6.625% to 3/25/24 (France)(a)(f)(g)(h)(i)		4,650,000	4,602,731
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(f)(g)(h)(i)		3,800,000	3,616,705
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a)(f)(g)		6,750,000	5,646,083
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(f)(g)		2,500,000	1,767,053
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(f)(g)		2,550,000	2,462,606
Citigroup, Inc., 3.875% to 2/18/26, Series X(f)(g)		2,500,000	2,139,606
Citigroup, Inc., 4.00% to 12/10/25, Series W(a)(b)(f)(g)		6,000,000	5,263,507
Citigroup, Inc., 4.15% to 11/15/26, Series Y(f)(g)		2,100,000	1,686,050
Citigroup, Inc., 5.95% to 5/15/25, Series P(f)(g)		2,000,000	1,910,782
Citigroup, Inc., 6.25% to 8/15/26, Series T(f)(g)		2,140,000	2,064,586

	Principal Amount	Value
Citigroup, Inc., 9.699% (3 Month US Term SOFR + 4.33%), Series 0(f)(j)	$2,140,000	$2,140,275
Credit Agricole SA, 6.875% to 9/23/24 (France)(f)(g)(h)(i)	3,000,000	2,931,593
Credit Agricole SA, 8.125% to 12/23/25 (France)(f)(g)(h)(i)	5,000,000	4,978,725
Credit Suisse Group AG, 5.25% to 2/11/27, Claim (Switzerland)(d)(f)(g)(h)(i)(k)	1,900,000	180,500
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(d)(f)(h)(i)(k)	1,400,000	133,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(f)(g)(h)	3,200,000	2,809,138
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(f)(g)(h)	2,800,000	2,481,909
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a)(f)(g)(h)	4,200,000	3,963,971
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(f)(g)(h)(i)	2,000,000	1,880,114
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(f)(g)	2,160,000	2,135,915
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(f)(g)	1,771,000	1,760,772
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(f)(g)	7,500,000	7,503,187
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(f)(g)(h)	4,000,000	3,907,063
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(f)(g)(h)	4,100,000	3,840,782
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(f)(g)(h)	1,400,000	1,288,225
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(f)(g)(h)	3,400,000	3,307,163
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(f)(g)	2,270,000	1,996,201
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(f)(g)	4,260,000	3,925,612
PNC Financial Services Group, Inc./The, 9.312% (3 Month US Term SOFR + 3.94%), Series O(f)(j)	1,000,000	1,001,006
Societe Generale SA, 7.875% to 12/18/23 (France)(f)(g)(h)(i)	2,800,000	2,783,888
Societe Generale SA, 8.00% to 9/29/25 (France)(f)(g)(h)(i)	2,400,000	2,344,963
Societe Generale SA, 9.375% to 11/22/27 (France)(f)(g)(h)(i)	1,800,000	1,768,259
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(g)	1,000,000	997,354
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(f)(g)(h)(l)	600,000	567,836
UBS Group AG, 7.00% to 1/31/24 (Switzerland)(f)(g)(h)(i)	2,200,000	2,173,334
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(f)(g)	10,000,000	8,739,733
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(b)(f)(g)	3,735,000	3,671,803
Wells Fargo & Co., 7.625% to 9/15/28(f)(g)	2,060,000	2,081,974

		133,049,867

		Principal Amount	Value
BROKERAGE	0.1%
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(f)(g)		$1,675,000	$1,372,123

ENERGY	0.2%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a)(f)(g)		2,750,000	2,629,386

FINANCE	0.2%
American Express Co., 3.55% to 9/15/26, Series D(a)(f)(g)		3,508,000	2,794,083

INSURANCE	1.2%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(g)(l)		2,800,000	2,618,501
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(g)		3,090,000	2,967,068
Markel Group, Inc., 6.00% to 6/1/25(f)(g)		2,650,000	2,561,415
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(a)(i)		2,000,000	2,073,854
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(g)		1,700,000	1,560,360
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(g)(l)		4,052,000	4,009,688
Voya Financial, Inc., 7.748% to 9/15/28, Series A(a)(f)(g)		2,500,000	2,523,880

			18,314,766

PIPELINES	0.7%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)(b)(g)		1,750,000	1,605,223
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(g)		2,610,000	2,488,553
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(g)		1,000,000	957,357
Energy Transfer LP, 6.50% to 11/15/26, Series H(f)(g)		1,480,000	1,363,598
Energy Transfer LP, 7.125% to 5/15/30, Series G(f)(g)		3,825,000	3,307,366

			9,722,097

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53		1,705,000	1,559,837

SHOPPING CENTER	0.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(a)(g)(i)		4,300,000	3,867,041
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(a)(g)(i)		5,650,000	4,722,786

			8,589,827

		Principal Amount	Value
TELECOMMUNICATION SERVICES	1.2%
AT&T, Inc., 2.875% to 3/2/25, Series B(f)(g)		$5,000,000	$4,898,504
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(g)		5,710,000	4,417,826
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(g)(l)		4,064,000	4,010,225
Vodafone Group PLC, 6.50% to 5/30/29, due 8/30/84, Series EMTN (United Kingdom)(g)(l)		1,500,000	1,603,377
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a)(b)(g)		3,354,000	3,334,506

			18,264,438

UTILITIES	0.8%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(g)		2,600,000	2,122,302
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)(f)(g)(l)		2,500,000	2,829,326
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(g)		3,000,000	2,891,146
Sempra, 4.125% to 1/1/27, due 4/1/52(g)		5,000,000	4,052,793
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(g)		700,000	612,288

			12,507,855

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$230,763,658)			208,804,279

CORPORATE BONDS	3.0%
DIVERSIFIED	0.1%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(i)		1,500,000	1,162,659
Vornado Realty LP, 2.15%, due 6/1/26(a)(b)		1,050,000	893,362

			2,056,021

FREE STANDING	0.2%
Realty Income Corp., 5.125%, due 7/6/34		2,075,000	2,179,906
Spirit Realty LP, 3.40%, due 1/15/30		1,840,000	1,542,024

			3,721,930

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		500,000	374,644

INFRASTRUCTURE	0.2%
American Tower Corp., 5.65%, due 3/15/33		3,225,000	3,103,684

		Principal Amount	Value
OFFICE	0.3%
Brandywine Operating Partnership LP, 7.55%, due 3/15/28		$1,500,000	$1,397,661
Hudson Pacific Properties LP, 5.95%, due 2/15/28		2,975,000	2,485,926

			3,883,587

REGIONAL MALL	0.2%
Simon Property Group LP, 5.50%, due 3/8/33		2,130,000	2,023,316
Simon Property Group LP, 5.85%, due 3/8/53		1,535,000	1,420,288

			3,443,604

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31		1,473,000	1,075,411

SHOPPING CENTER	0.9%
Kite Realty Group Trust, 4.75%, due 9/15/30(a)(b)		6,112,000	5,446,648
Necessity Retail REIT, Inc./The/ American Finance Operating Partner LP, 4.50%, due 9/30/28(i)		4,600,000	3,499,358
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		1,160,000	853,179
Retail Opportunity Investments Partnership LP, 6.75%, due 10/15/28		2,075,000	2,049,446
Tanger Properties LP, 2.75%, due 9/1/31		1,225,000	884,816

			12,733,447

SPECIALTY	1.0%
VICI Properties LP, 5.125%, due 5/15/32(a)(b)		2,675,000	2,397,170
VICI Properties LP, 5.625%, due 5/15/52		1,765,000	1,463,573
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(i)		3,616,000	3,079,295
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26(i)		2,525,000	2,354,894
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(b)(i)		5,050,000	4,893,741

			14,188,673

TOTAL CORPORATE BONDS (Identified cost—$49,075,620)			44,581,001

		Ownership %*	Value
PRIVATE REAL ESTATE—OFFICE	1.7%
Legacy Gateway JV LLC, Plano, TX(m)		56.5%	$24,984,413

TOTAL PRIVATE REAL ESTATE (Identified cost—$23,637,405)			24,984,413

		Shares
SHORT-TERM INVESTMENTS	1.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.29%(n)		18,533,717	18,533,717
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.29%(n)		1,420,000	1,420,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$19,953,717)			19,953,717

		Value
PURCHASED OPTION CONTRACTS (Premiums paid—$135,299)	0.0%	$10,046

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,054,194,412)	147.1%	2,174,963,582
WRITTEN OPTION CONTRACTS (Premiums received—$669,969)	(0.1)	(872,140)
LIABILITIES IN EXCESS OF OTHER ASSETS	(47.0)	(695,388,736)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)	(125,000)

NET ASSETS (Equivalent to $11.00 per share based on 134,431,441 shares of common stock outstanding)	100.0%	$1,478,577,706

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Paid	Value
Call — American Tower Corp.	$180.00	10/20/23	130	$2,137,850	$71,040	$4,160
Call — Equinix, Inc.	800.00	10/20/23	54	3,921,804	64,259	5,886
			184	$6,059,654	$135,299	$10,046

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Call — American Tower Corp.	$190.00	10/20/23	(130)	$(2,137,850)	$(27,110)	$(1,300)
Call — Equinix, Inc.	820.00	10/20/23	(108)	(7,843,608)	(67,835)	(5,125)
Put — American Tower Corp.	165.00	10/20/23	(378)	(6,216,210)	(116,862)	(192,780)
Put — EPR Properties	40.00	10/20/23	(1,102)	(4,577,708)	(70,053)	(51,276)
Put — Extra Space Storage, Inc.	130.00	10/20/23	(714)	(8,680,812)	(388,109)	(621,659)
			(2,432)	$(29,456,188)	$(669,969)	$(872,140)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$200,000,000	0.670%	Monthly	5.424%(p)	Monthly	9/15/25	$16,770,535	$36,787	$16,807,322
69,000,000	1.280%	Monthly	5.310%(p)	Monthly	2/3/26	5,732,416	9,657	5,742,073
115,000,000	0.762%	Monthly	5.424%(p)	Monthly	9/15/26	12,788,137	24,320	12,812,457
190,000,000	1.237%	Monthly	5.424%(p)	Monthly	9/15/27	23,105,312	40,434	23,145,746

						$58,396,400	$111,198	$58,507,598

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the nine months ended September 30, 2023.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	8,293,221	USD	8,999,637	10/3/23	$231,629
Brown Brothers Harriman	GBP	2,336,951	USD	2,960,239	10/3/23	108,925
Brown Brothers Harriman	USD	8,778,043	EUR	8,293,221	10/3/23	(10,034)
Brown Brothers Harriman	USD	2,854,749	GBP	2,336,951	10/3/23	(3,435)
Brown Brothers Harriman	EUR	8,267,492	USD	8,760,979	11/2/23	9,389
Brown Brothers Harriman	GBP	2,340,869	USD	2,859,833	11/2/23	3,211

						$339,685

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,475,237,871 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $650,066,494 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $22,870,992 in aggregate has been pledged as collateral.
(d)	Non-income producing security.
(e)

Restricted security. Aggregate holdings equal 1.0% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813. Security value is determined based on significant unobservable inputs (Level 3).

(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(g)	Security converts to floating rate after the indicated fixed-rate coupon period.
(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $58,184,520 which represents 3.9% of the net assets of the Fund (2.7% of the managed assets of the Fund).

(i)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $53,047,440 which represents 3.6% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Variable rate. Rate shown is in effect at September 30, 2023.
(k)	Security is in default.
(l)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $15,638,953 which represents 1.1% of the net assets of the Fund, of which 0.0% are illiquid.

(m)	Security value is determined based on significant unobservable inputs (Level 3).
(n)	Rate quoted represents the annualized seven-day yield.
(o)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2023.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RQI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$200,859,281	$—	$14,343,112	(a)	$215,202,393
Other Industries	1,475,753,143	—	—		1,475,753,143
Preferred Securities—Exchange-Traded	185,674,590	—	—		185,674,590
Preferred Securities—Over-the-Counter	—	208,804,279	—		208,804,279
Corporate Bonds	—	44,581,001	—		44,581,001
Private Real Estate—Office	—	—	24,984,413	(b)	24,984,413
Short-Term Investments	—	19,953,717	—		19,953,717
Purchased Option Contracts	10,046	—	—		10,046

Total Investments in Securities(c)	$1,862,297,060	$273,338,997	$39,327,525		$2,174,963,582

Interest Rate Swap Contracts	$—	$58,507,598	$—		$58,507,598
Forward Foreign Currency Exchange Contracts	—	353,154	—		353,154

Total Derivative Assets(c)	$—	$58,860,752	$—		$58,860,752

Written Option Contracts	$(194,080)	$(678,060)	$—		$(872,140)
Forward Foreign Currency Exchange Contracts	—	(13,469)	—		(13,469)

Total Derivative Liabilities(c)	$(194,080)	$(691,529)	$—		$(885,609)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1 – Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate—Office
Balance as of December 31, 2022	$13,432,416	$26,560,429
Change in unrealized appreciation (depreciation)	910,696	(1,576,016)

Balance as of September 30, 2023	$14,343,112	$24,984,413

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2023 which were valued using significant unobservable inputs (Level 3) amounted to $(665,320).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2023	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate—Industrials	$14,343,112	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	22.1x	Increase
Private Real Estate— Office	$24,984,413	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.75% 6.50%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement,

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2023:

	Purchased Option Contracts(a)	Written Option Contracts(a)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$5,773,408	$44,552,472	$9,865,949

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.